UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 22, 2024
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Chief Executive Officer Transition

On February 22, 2024, Envista Holdings Corporation (the “Company”) and Amir Aghdaei, the President and Chief Executive Officer of the Company, entered into a transition letter agreement (the “Transition Agreement”), setting forth the terms of Mr. Aghdaei’s anticipated transition from his position as the Company’s President and Chief Executive Officer. Effective as of the Transition Date (as defined below), or such earlier date on which Mr. Aghdaei’s employment with the Company is terminated, Mr. Aghdaei’s employment with the Company, and his membership on the Board of Directors of the Company (the “Board”), will immediately cease.

Pursuant to the Transition Agreement, during the period beginning on the effective date of the Transition Agreement and ending on the date that a successor Chief Executive Officer of the Company is duly appointed by the Board (such date, the “Transition Date”, and such period, the “Transition Period”), Mr. Aghdaei will continue to serve as the President and Chief Executive Officer of the Company. During the Transition Period, Mr. Aghdaei will continue to be (i) paid his base salary at the rate in effect as of the date of the Transition Agreement, (ii) eligible for annual paid time off benefits, and (iii) eligible to participate in the Company’s applicable benefit plans and retirement plans. In addition, as of the effective date of the Transition Agreement, Mr. Aghdaei will not be eligible to receive any separation benefits under the Envista Holdings Corporation Severance and Change in Control Plan for Officers, as it may be amended from time to time (the “Severance Plan”). If the Transition Date does not occur prior to January 1, 2026 and Mr. Aghdaei remains an employee of the Company as of such date, the Transition Agreement will no longer have any force or effect.

Pursuant to the Transition Agreement, (i) in the event that the Transition Date occurs prior to January 1, 2026, or if Mr. Aghdaei’s employment is terminated by the Company without Cause (as defined in the Severance Plan), he will be eligible to receive his full target annual bonuses in respect of fiscal year 2023 and fiscal year 2024, in each case based on actual performance and payable in accordance with the Company’s Incentive Compensation Plan (the “ICP”); (ii) in the event that the Transition Date occurs in fiscal year 2024, or if his employment is terminated by the Company without Cause, he will continue to be paid his base salary through the end of fiscal year 2024; and/or (iii) in the event that the Transition Date occurs in fiscal year 2025, or if his employment is terminated by the Company without Cause in fiscal year 2025, he will be eligible to receive his prorated target annual bonus in respect of fiscal year 2025, based on actual performance and payable in accordance with the ICP.

Pursuant to the Transition Agreement, Mr. Aghdaei will receive his annual equity award in respect of fiscal year 2024 with an aggregate target award value of $5,500,000, subject to the requisite approval by the Compensation Committee of the Board and Mr. Aghdaei’s continued employment with the Company through the applicable grant date. In addition, Mr. Aghdaei’s termination of employment will constitute a Normal Retirement (as defined in the Envista Holdings Corporation 2019 Omnibus Incentive Plan, as it may be amended from time to time (the “Incentive Plan”)), and each of Mr. Aghdaei’s outstanding equity awards granted to him under the Incentive Plan will be treated in accordance with the applicable award agreement.

Mr. Aghdaei has agreed to provide consulting services to the Company for an eighteen-month period following the Transition Date, or such earlier date on which his employment is terminated by the Company without Cause. In consideration for these consulting services, Mr. Aghdaei will be paid a consulting fee equal to $1,500,000, payable in arrears in equal monthly installments during such eighteen-month period.

The payments and benefits provided to Mr. Aghdaei under the Transition Agreement are contingent upon Mr. Aghdaei’s execution and re-execution, as applicable, and non-revocation of the release of claims in favor of the Company group that is contained in the Transition Agreement. Further, the Transition Agreement provides that Mr. Aghdaei will continue to abide by his existing restrictive covenants.

The foregoing description of the Transition Agreement is qualified in its entirety by reference to the complete terms of the Transition Agreement, which is filed as Exhibit 10.1 to this Form 8-K.

ITEM 7.01 REGULATION FD

On February 26, 2024, the Company issued a press release announcing the planned CEO succession process. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information included or incorporated by reference in this Item 7.01 is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description
10.1	Transition Letter Agreement, by and between Envista Holdings Corporation and Amir Aghdaei, dated as of February 22, 2024
99.1	Press Release dated February 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: February 26, 2024	By:	/s/ Stephen Keller
Stephen Keller
Principal Financial Officer